UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report: July 15, 2015

Real Industry, Inc.

Delaware	001-08007	46-3783818
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15301 Ventura Boulevard, Suite 400 Sherman Oaks, California 91403
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (805) 435-1255

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Real Industry, Inc. (the “Company”) intends to make available certain financial and other information at an investor reception hosted by Craig T. Bouchard, the Company’s Chairman of the Board and Chief Executive Officer, preceding the Company’s management ringing the closing bell of the NASDAQ Stock Market on July 15, 2015. A copy of the financial and other information the Company will make available at the investor reception is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

In accordance with general instruction B.2. of Form 8-K, the information furnished pursuant to this Item 7.01 in this Current Report on Form 8-K shall not be deemed or considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01.	Financial Statements and Exhibits.

d) Exhibits

The following is filed as an exhibit to this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Real Industry, Inc. NASDAQ Bell Ringing Ceremony slide presentation dated July 15, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURE GROUP HOLDINGS, INC.

Date: July 15, 2015	By:	/s/ KYLE ROSS
	Name:	Kyle Ross
	Title:	Executive Vice President, Chief Financial Officer and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Real Industry, Inc. NASDAQ Bell Ringing Ceremony slide presentation dated July 15, 2015.